Exhibit 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of TAL Education Group (the “Company”) on Form 20-F for the year ended February 28, 2022 as filed with the Securities and Exchange Commission on June 14, 2022, as amended by Amendment No. 1 thereto (the “Report”), I, Alex Zhuangzhuang Peng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 1, 2022

By:	/s/ Alex Zhuangzhuang Peng
Name: Alex Zhuangzhuang Peng
Title: President and Chief Financial Officer